Exhibit 10.33

FIFTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of February [__], 2021, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc., a Delaware corporation (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 30, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018, that certain Third Amendment to Loan and Security Agreement dated as of March 5, 2019 and that certain Default Waiver and Fourth Amendment to Loan and Security Agreement dated as of March 10, 2020, the “Loan Agreement”). Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.Borrower has requested that Collateral Agent and Lenders (i) modify the repayment schedule and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein. Collateral Agent and the Lenders have agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2(b) (Term Loans).  Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)Repayment.  Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date.  Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof.  Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan then outstanding, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (i) if the Amortization Date is September 1, 2022, nineteen (19) months and (ii) if the Amortization Date is March 1, 2023, thirteen (13) months.  All unpaid principal

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Exhibit 10.33

and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date.  Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.2Section 2.5 (Fees).  New Section 2.5(f) of the Loan Agreement hereby is added to the Loan Agreement to read as follows:

“(f)Fifth Amendment Fee.  A fully-earned, non-refundable final payment, due in connection with the Term Loans, in the aggregate amount of One Hundred Seventy-Five Thousand Dollars ($175,000.00) (the “Fifth Amendment Fee”), payable to the Lenders in accordance with their respective Pro Rata Shares and due on the Fifth Amendment Effective Date; and”

2.3Section 10 (Notices).  The notice information for Collateral Agent in Section 10 of the Loan Agreement hereby is amended and restated as follows:

“If to Collateral Agent:	OXFORD FINANCE LLC 115 South Union Street, Suite 300 Alexandria, Virginia 22314 Attention: Legal Department Fax: (703) 519‑5225 Email: LegalDepartment@oxfordfinance.com”

2.4Section 13 (Definitions).  The following terms and their respective definitions hereby are added, in appropriate alphabetical order, or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is September 1, 2022; provided that, if Borrower achieves the Second Draw Period Milestone, the Amortization Date shall automatically be extended to March 1, 2023.

“Fifth Amendment Effective Date” is February [__], 2021.

“Second Draw Period” is the period commencing on the on the latest of (a) the date of the occurrence of the Second Draw Milestone, and (b) January 1, 2021, and ending on the earliest of (x) thirty (30) days from the occurrence of the Second Draw Period Milestone, (y) August 31, 2022, and (z) the occurrence of any Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Draw Period Milestone an Event of Default has occurred and is continuing.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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Exhibit 10.33

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Prior Agreement.  The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents.  In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.

6.Miscellaneous.

6.1This Amendment shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement; and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.

6.2Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

7.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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Exhibit 10.33

8.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, and (ii) the Corporate Borrowing Certificate for each Borrower, the form of which is attached hereto, and (b) Borrower’s payment of (i) the Fifth Amendment Fee due as specified in Section 2.5(f) of the Loan Agreement, and (ii) all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:
Name:
Title:

[Signature Page to Fifth Amendment to Loan and Security Agreement]

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CORPORATE BORROWING CERTIFICATE

Borrower:	EIGER BIOPHARMACEUTICALS, INC.	Date: February [__], 2021
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

          [print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate
EIGER BIOPHARMACEUTICALS, INC.]

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EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

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EXHIBIT B

Bylaws

[see attached]

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CORPORATE BORROWING CERTIFICATE

Borrower:	EB PHARMA, LLC	Date: February [__], 2021
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a limited liability company existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement.  Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

          [print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate

EB PHARMA, LLC]

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EXHIBIT A

Certificate of Formation (including amendments)

[see attached]

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EXHIBIT B

Operating Agreement

[see attached]

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CORPORATE BORROWING CERTIFICATE

Borrower:	EBPI MERGER, INC.	Date: February [__], 2021
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

          [print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate
EBPI MERGER, INC.]

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EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

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EXHIBIT B

Bylaws

[see attached]

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